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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported)   December 22, 2004
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                       000-22194              36-2815480
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(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
        Incorporation)                   File Number)        Identification No.)

233 South Wacker Drive, Chicago, Illinois                     60606
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 22, 2004, SPSS Inc., a Delaware corporation ("SPSS"), amended and restated the consulting agreement that it maintains with Norman H. Nie Consulting L.L.C., an Illinois limited liability company ("Nie Consulting"). Dr. Norman H. Nie, the President of Nie Consulting, is the Chairman of the SPSS Board of Directors. The original consulting agreement with Nie Consulting was dated as of June 1, 2003 (the "Original Consulting Agreement"). The Amended and Restated Consulting Agreement (the "Amended Consulting Agreement") will be effective as of January 1, 2005. The terms of the Amended Consulting Agreement will supersede and replace the terms of the Original Consulting Agreement. Pursuant to the Amended Consulting Agreement, Nie Consulting will assist SPSS with product management for the SPSS family of products and will assist the SPSS technology group with the development of statements of requirements and prioritization of new products and features in the areas of statistics, survey research and text mining.

The Amended Consulting Agreement provides that Nie Consulting is to receive compensation for these consulting services in the amount of $15,000 per month. In addition, with the advance approval of SPSS's Chief Financial Officer, Nie Consulting shall be entitled to reimbursement for reasonable out-of-pocket expenses incurred while performing services under the Amended Consulting Agreement. The Amended Consulting Agreement shall remain in effect from January 1, 2005 until either Nie Consulting or SPSS gives a written notice of termination at least fifteen (15) days in advance of such termination. SPSS and Nie Consulting agree to discuss, on a quarterly basis, whether the services being provided by Nie Consulting are still needed by SPSS.

The Amended Consulting Agreement requires that Nie Consulting refrain from disclosing confidential information about SPSS during the term of the Amended Consulting Agreement and for a period of five (5) years after its expiration. In addition, the Amended Consulting Agreement requires Nie Consulting to refrain from engaging in any business that is competitive with the business of SPSS, engaging, in any manner, in the development, sale, marketing, licensing and/or distribution of any software or related product which is directly competitive with SPSS products or engaging with any customers or clients of SPSS, during the term of this Amended Consulting Agreement and for a period of one (1) year after its expiration.

Nie Consulting has agreed to assign to SPSS title and interest in any inventions developed by Nie Consulting for SPSS or any invention developed by Nie Consulting using SPSS confidential information.

SPSS will file the Amended Consulting Agreement as an exhibit to its next periodic report filed with the Securities and Exchange Commission.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPSS INC.

                                    By: /s/ Raymond H. Panza
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                                        Raymond H. Panza
                                        Executive Vice President,
                                        Corporate Operations,
Dated:   December 22, 2004              Chief Financial Officer, and Secretary




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